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Exhibit 10.15

From: Robert.A.Salcetti@chase.com [mail to: Robert.A.Salcetti@chase.com]
Sent: Monday, November 03, 2003 4:28 PM
To: Jruben@abfsonline.com; Steve.giroux@abfsonline.com
Cc: Michael_Nicholson/CHASE@restricted.chase.com
Subject: 10 day waiver-Balapointe

JPMorgan Chase is agreeable for a maximum 10 day waiver on the S-2 registration (waiver expires on November 10, 2003) we discussed today with your counsel at Blank Rome; Mike Nicholson will follow-up with a formal written amendment to the ABFS-Balapoint agreement.